UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2024

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	6400 Congress Avenue, Suite 2050 Boca Raton, Florida	33487
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Conditions

On April 1, 2024, Bright Mountain Media, Inc, Inc. (the "Company") issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.
The Company makes reference to certain non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and reasons why the Company believes these non-GAAP financial measures are useful are contained in the attached press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2024

Bright Mountain Media, Inc.

(Registrant)

By:	/s/ Matthew Drinkwater
Matthew Drinkwater
Chief Executive Officer and Director
(Principal Executive Officer)

By:	/s/ Ethan Rudin
Ethan Rudin
Chief Financial Officer
(Principal Financial and Accounting Officer)